Exhibit 10.12

Certain information has been excluded as marked by [*] from this exhibit because it (i) is not material and (ii) would be competitively harmful if publicly disclosed.

HSBC BANK USA, N.A.

GTS, TRANSACTION SERVICES,

HUDSON YARDS, THE SPIRAL,

66 HUDSON BLVD. EAST, NEW YORK,

NY 10001, USA.

STANDBY DC AMENDMENT ADVICE	DATE	17NOV2025

EXYN TECHNOLOGIES INC 2118 WASHINGTON AVENUE, PHILADELPHIA, PA 19146, USA	PLEASE QUOTE OUR REF NO. [*]
M

STANDBY DOC. CREDIT NO.	[*]
AMOUNT	USD	3,500,000.00
ISSUING BANK	THE HONGKONG AND SHANGHAI BANKING C INDIA MAIN BRANCH MUMBAI
APPLICANT	NEOLYNC ELECTRONICS PVT LTD

EXPIRY DATE	13MAY2026

Gentlemen,

We enclosed herewith an amendment to the captioned Standby Documentary Credit we have received from the above-mentioned issuing bank in your favor.

Important Notice to Beneficiary

Please check the terms and conditions of this amendment immediately and note that we are unable to make any changes without the Issuing Bank’s authority. Accordingly, should any of its terms and conditions be unacceptable, please contact the applicant directly, requesting a further amendment to be advised to us without delay.

This Standby Documentary Credit amendment is being advised without responsibility or engagement on our part and any demand/presentation must be sent directly to the issuing bank unless this Standby Documentary Credit is confirmed by HSBC Bank USA, N.A. In the event that documents are presented directly to us, the documents will be returned without processing.

This Standby Documentary Credit is subject to governing rules as stated in the attached Standby Documentary of Credit.

As charges are on account of applicant, we have recovered our [*] issuing bank’s account as follows:

USD	280.00

For information regarding the enclosed Standby Documentary Credit, please feel free to call [*] or email us at [*]

We refer to HSBC Standard Trade Terms which can be accessed, read and printed at/from www.gbm.hsbc.com/GTRFSTT or alternatively a copy can be requested from HSBC. This advice incorporates the Standard Trade Terms as though they were set out in full herein.

This computer generated advice does not require a signature.

13NOV20205

DEAR SIRS,

We provide below the text of a teletransmission advice amending the mentioned Documentary Credit, which we previously advised to you.

FROM THE HONGKONG AND SHANGHAI BANKING C

(SWIFT ADDRESS : [*])

15A	NEW SEQUENCE:
27	SEQUENCE OF TOTAL:	1/1
21	RELATED REFERENCE:	[*]
22A	PURPOSE OF MESSAGE:	ISUA
15B	NEW SEQUENCE:
20	UNDERTAKING NUMBER:	[*]
26E	NO. OF AMENDMENT:	001
30	DATE OF AMENDMENT:	13NOV25
52D	ISSUER:	HSBC
MAIN BRANCH CHENNAI [*]
31E	DATE OF EXPIRY:	13MAY26
77U	OTHER AMD. TO UNDERTAKING: THE NEW EXPIRY DATE FOR THIS SBLC IS TO BE READ AS 13-MAY-2026. ALL OTHER TERMS AND CONDITIONS REMAINS UNCHANGED.

Please refer to our DC Amendment Advice for further details.